UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2004

TOWER AUTOMOTIVE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12733 (Commission File Number)	41-1746238 (IRS Employer Identification No.)

27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
(Address of Principal Executive Offices) (Zip Code)

(248) 675-6000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 5, 2004, Tower Automotive, Inc. ( the “Company”) issued a press release announcing a revision of the Company’s expectations for the third quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information contained in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

c.	Exhibits.

99.1	Press release dated October 5, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER AUTOMOTIVE, INC. Registrant

Date: October 5, 2004	By:	/s/ Christopher T. Hatto
Christopher T. Hatto
Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated October 5, 2004